SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
May 13, 1998

                              Owens & Minor, Inc.
               (Exact Name of Registrant as Specified in Charter)

Virginia                           1-9810                     54-1701843
(State of                    (Commission File No.)          (IRS Employer
Incorporation)                                               Identification No.)

 4800 Cox Road, Glen Allen, Virginia             23060
(Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:
(804) 747-9794


(Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events.

           On May 27, 1998, the Company issued a press release attached as
Exhibit 99.1 hereto, which is incorporated by reference herein, announcing that Columbia/HCA informed the Company that it will cancel its medical/surgical supply distribution contract with the Company.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press Release issued by the Company on May 27, 1998.

                  99.2 Press Release issued by the Company on May 13, 1998.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

           On May 13, 1998, Owens & Minor Trust I, a Delaware business trust the common securities of which are wholly owned by the Company, sold $120,000,000 aggregate amount of $2.6875 term convertible securities, Series A ("TECONS") in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch & Co. acted as initial purchasers (the "Initial Purchasers") in the private placement. On May 19, 1998, the Initial Purchasers purchased an additional $12,000,000 aggregate amount of TECONS pursuant to an over-allotment option. The Initial Purchasers were paid $3,630,000 (or $1.375 per TECONS) by the Company as compensation for their services. Each TECONS is convertible at any time prior to the close of business on April 30, 2013 into (or in the case of TECONS called for redemption, prior to the close of business on the business day prior to the redemption date), at the option of the holder, into shares of common stock, par value $2.00 per share, of the Company (the "Common Stock") at the rate of 2.4242 shares of Common Stock for each TECONS, subject to adjustment in certain circumstances.

            The Company's press release issued in connection with the completion of the TECONS offering is attached as Exhibit 99.2 hereto and incorporated by reference herein.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: 5/27/98                       OWENS & MINOR, INC.



                                            By:\s\Drew St.J. Carneal
                                               ---------------------
                                            Drew St.J. Carneal
                                            Senior Vice President
                                            and General Counsel



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                                 Exhibits Index

Exhibit No.                                                           Page
-----------                                                           ----

         (99.1)    Press Release issued by the Company on
                   May 27, 1998                                        5

         (99.2)    Press Release issued by the Company on
                   May 13, 1998                                        7